DWS ESG Liquidity Fund
Summary Prospectus | December 1, 2022

Class/Ticker	Institutional Reserved Shares	ESRXX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/liqpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 730-1313 or asking your financial representative. The Prospectus and SAI, both dated December 1, 2022, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.15
Distribution/service (12b-1) fees	None
Other expenses	0.21
Total annual fund operating expenses	0.36
Fee waiver/expense reimbursement	0.19
Total annual fund operating expenses after fee waiver/ expense reimbursement	0.17
The Advisor has contractually agreed through November 30, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.17% for Institutional Reserved Shares. The agreement may only be terminated with the consent of the fund's Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$17	$96	$183	$437
Principal Investment Strategies
Main investments. The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest.
The fund does not seek to maintain a stable share price. As a result, the fund’s share price will fluctuate and reflect the effects of unrealized appreciation and depreciation and realized losses and gains.
Under normal circumstances, the fund invests at least 80% of total assets, determined at the time of purchase, in securities that meet the Advisor’s sustainability criteria. The fund may, at the discretion of portfolio management, invest up to 20% of net assets in investments that do not meet such sustainability criteria. The fund may invest without limit in US treasury securities under adverse market conditions.
The fund invests in high quality, short-term, US dollar denominated money market instruments, including obligations of US and foreign banks, corporate obligations, US government securities, municipal securities, repurchase agreements and asset-backed securities, paying a fixed, variable or floating interest rate.
The fund reserves freedom of action to concentrate in obligations issued by domestic banks and US branches of foreign banks provided such US branch is subject to the same regulations as a domestic bank.
Management process. Starting from a universe of US dollar denominated money market instruments, including obligations of US and foreign banks, corporate obligations,

US government securities, municipal securities, repurchase agreements and asset-backed securities, the Advisor applies certain environmental, social and governance (“ESG”) criteria and seeks to buy securities that the Advisor determines present minimal credit risks.
With the exception of municipal securities, (which are evaluated through a separate process described below) the Advisor uses DWS’s proprietary ESG quality assessment rating to determine whether a security meets the Advisor’s sustainability criteria. This rating is generated by a DWS proprietary ESG tool that evaluates and rates an issuer’s performance across a variety of ESG assessment categories, primarily on the basis of data obtained from multiple third-party ESG data vendors and public sources. An additional DWS internal review process allows for changes to the ESG rating. An internal review may occur, for example, if it is deemed that information is not reflected in the existing ESG rating because new information or insights have emerged that the ESG data vendors have not yet processed. Examples of information that may be considered in such internal assessments include, but are not limited to, the announcement of new (or withdrawal from previously announced) climate-related commitments, or the resolution of legacy (or involvement in new) controversies. The Advisor may use its discretion in considering application of internal assessments on a given rating.
The DWS ESG quality assessment rating seeks to identify ESG leaders and laggards within industry- and region-specific peer groups in terms of overall ESG performance (best-in-class approach). Issuers within the same industry and region-specific peer group are rated on a scale of A (leader) to F (laggard). Issuers with a rating of C or above are deemed to meet the Advisor’s sustainability criteria. In calculating the DWS ESG quality assessment rating, the DWS proprietary ESG tool utilizes a proprietary methodology to evaluate ESG scores from multiple third-party data vendors across a broad range of ESG-related issues to arrive at a consensus overall quality ranking intended to reflect which companies may be positioned better to address, and which companies may be more exposed to future ESG risks, relative to their peers. The broad range of ESG-related issues covered include, among others, assessments of an issuer’s carbon emissions including its own emissions and those of its products and services, land use and biodiversity, climate change strategy and vulnerability, product safety and quality, employee management issues including equal opportunities and non-discrimination, freedom of association and right to collective bargaining and occupational health and safety, community relations, human rights issues related to supply chain, business ethics and anti-corruption, and corporate governance matters including executive pay, board diversity and board independence.
For asset-backed and similar securities, the DWS ESG quality assessment rating assigned to the issuing agency or entity is used unless an explicit ESG assessment is available from an outside party for the specific asset-backed or similar security. For example, certain mortgage-backed securities are assessed by independent third parties who consider the sustainable impact of the underlying loans such as providing support for affordable housing to low-to-moderate income families or projects that include environmental impact features. For sovereign issuers, including the United States, the DWS ESG quality assessment rating evaluates countries based on traditional indicators including governmental policies and actions on issues such as climate change and natural resources, social conditions, basic needs, institutional strength, and rule of law, in addition to an assessment of political and civil freedom.
Municipal securities are evaluated by the Advisor by applying positive and negative screens or by a scoring system separate from the DWS ESG quality assessment rating described above. From the investable universe of municipal securities, green bonds (bonds that generally fund projects that have positive environmental and/or climate benefits) that have been independently certified or assessed by a third-party will generally be deemed to meet the Advisor’s sustainability criteria, while municipal issues where more than a certain percentage of the business is attributable to nuclear power, coal, or other sectors deemed controversial by the Advisor, such as weapons, gambling, lottery, or the production or sale of tobacco will be deemed to not meet the Advisor’s sustainability criteria. As of October 31, 2022, those thresholds are 5% for nuclear power, 15% for coal and any involvement for each of the other listed activities.
The remainder of the investable universe of municipal securities is scored on key performance indicators for each of three pillars: environmental, social and governance. Each pillar is evaluated and scored +1 (positive ESG impact), zero (neutral), or -1 (negative ESG impact). Only municipal securities with a cumulative score across all three pillars above zero are deemed to meet the Advisor’s sustainability criteria. In assessing the pillars, the Advisor looks to the purpose of the issue (e.g., LEED-certified construction, climate change mitigation and adaptation), the potential impact of the issue (e.g., service area unemployment rate, poverty rate), and to the obligor itself (e.g., management quality, or controversies).
In considering whether a security presents minimal credit risks, the Advisor will analyze the capacity of the security’s issuer or guarantor to meet its financial obligations, which includes, as appropriate, with respect to the issuer or guarantor the following factors: (i) financial condition, (ii) sources of liquidity, (iii) ability to react to future marketwide and issuer specific events, including ability to

DWS ESG Liquidity Fund
Summary Prospectus December 1, 2022

repay debt in a highly adverse situation; and (iv) competitive position within its industry and industry strength within the economy and relative to economic trends.
Using the ESG and financial criteria described above and working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.
Portfolio management may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.
Main Risks
There are several risk factors that could reduce the yield you get from the fund, cause the fund’s performance to trail that of other investments, or cause you to lose money.
Money market fund risk. You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Market disruption risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, and debt levels and credit ratings, among others. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets, including the investments held by the fund. In addition, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Russia's recent military incursions in Ukraine have led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursions and the resulting sanctions could adversely affect global energy, commodities and financial markets and thus could affect the value of the fund's investments. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial.
Other market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, which at times has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic.
Adverse market conditions or particular market disruptions, such as those caused by Russian military action and the COVID-19 pandemic, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
ESG investing risk. Investing primarily in investments that meet ESG criteria carries the risk that the fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider ESG factors. The ESG research and ratings used by the

DWS ESG Liquidity Fund
Summary Prospectus December 1, 2022

Advisor are based on information that is publicly available and/or provided by the companies themselves or by third parties. Such information may be unavailable or unreliable or out of date and, with respect to information provided by third parties, may be based on criteria that differ among data providers. The reliability and comparability of the data will affect the Advisor’s ESG ratings. The Advisor’s ESG ratings are intended to represent a consensus view of the overall ESG performance of an issuer and therefore a high ESG rating or inclusion in the fund is not an indication that an issuer exhibits positive ESG performance on any particular ESG-related issue. The Advisor’s ESG rating for an issuer may not accurately reflect the issuer’s ESG performance. The Advisor’s ESG ratings are based on peer group comparisons, which may result in a favorable rating for an issuer that might not have received a favorable rating if compared to a broader universe of issuers. Additionally, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor.
Interest rate risk. Rising interest rates could cause the value of the fund’s investments — and therefore its share price as well — to decline. Although interest rates in the US remain at low levels, they have been rising and are expected to continue to increase in the near future. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the fund. Increased redemptions from the fund may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. Recently, there have been signs of inflationary price movements. As such, fixed-income and related markets may experience heightened levels of interest rate volatility and liquidity risk. A sharp rise in interest rates could cause the value of the fund's investments to decline. Conversely, any decline in interest rates is likely to cause the fund’s yield to decline, and during periods of unusually low or negative interest rates, the fund’s yield may approach or fall below zero. A low or negative interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility. Money market funds try to minimize interest rate risk by purchasing short-term securities. If there is an insufficient supply of US government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the fund.
London Interbank Offered Rate (LIBOR), the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The transition process from LIBOR towards its expected replacement reference rate with the Secured Overnight Financing Rate (SOFR) for US Dollar LIBOR rates has become increasingly well defined, especially following the signing of the federal Adjustable Interest Rate (LIBOR) Act in March 2022 which will replace LIBOR-based benchmark rates in instruments with no, or insufficient, alternative rate-setting provisions with a SOFR-based rate following the cessation of LIBOR. However, the fund or the instruments in which the fund invests may be adversely affected by the transition from LIBOR to SOFR by, among other things, increased volatility or illiquidity.
Credit risk. The fund's performance could be hurt if an issuer of a money market instrument suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value such investments using more subjective methods, such as fair value pricing. Any time the fund uses any valuation methodology other than market prices, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than market value when buying fund shares or receive less than market value when selling fund shares.

DWS ESG Liquidity Fund
Summary Prospectus December 1, 2022

Liquidity and transaction risk. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors or due to general market conditions and a lack of willing buyers. When there are no willing buyers and an instrument cannot be readily sold at a desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in debt instruments is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the debt markets. Additionally, market participants other than the fund may attempt to sell debt holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity. An inability to sell one or more portfolio securities can prevent the fund from being able to take advantage of other investment opportunities.
Unusual market conditions, an unusually high volume of redemption requests, or other similar conditions, could cause the fund to be unable to pay redemption proceeds within a short period of time.
Certain shareholders, including clients or affiliates of the Advisor, may from time to time own or control a significant percentage of the fund’s shares. These shareholders may include, for example, institutional investors and other shareholders whose buy-sell decisions; are controlled by a single decision maker. Redemptions by these shareholders, or a high volume of redemption requests generally, may further increase the fund’s liquidity risk.
Security selection risk. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds and could result in a decline in share price.
Municipal securities risk. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, US territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of some municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the fund. The fund could also be impacted by events in the municipal securities market, including the supply and demand for municipal securities. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt fund performance. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The value of municipal securities is strongly influenced by the value of tax-exempt income to investors. Changes in tax and other laws, including changes to individual or corporate tax rates, could alter the attractiveness and overall demand for municipal securities.
Repurchase agreement risk. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Foreign investment risk. Foreign investments include certain special risks, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability. As of January 1, 2021 the United Kingdom is no longer part of the European Union (EU) customs union and single market, nor is it subject to EU policies and international agreements. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.

DWS ESG Liquidity Fund
Summary Prospectus December 1, 2022

Risks of holding cash. The fund will at times hold cash positions, which may hurt the fund’s performance. Cash positions may also subject the fund to additional risks and costs, including any fees imposed by the fund’s custodian for large cash balances.
Inflation risk. Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the fund's portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.
Fees and gates risk. The fund has adopted policies and procedures such that the fund will be able to impose liquidity fees on redemptions and/or temporarily suspend (gate) redemptions for up to 10 business days in any 90 day period in the event that the fund's liquidity falls below required minimums. A liquidity fee would reduce the amount shareholders receive upon redemption of shares. Redemption gates would prevent shareholders from redeeming fund shares.
Concentration risk. To the extent that the fund concentrates in a particular segment of the market it will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting banks or financial institutions will have a significant impact on the fund’s performance.
In particular, banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund’s returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures and the current yield, go to dws.com/en-us/capabilities/liquidity-management (the Web site does not form a part of this prospectus) or call (800) 730-1313.
In the bar chart and table below, the performance figures prior to Institutional Reserved Shares inception are based on the performance of the fund's original share class, Capital Shares, adjusted to reflect the higher expenses of the Institutional Reserved Shares. Capital Shares commenced operations on April 18, 2011 and are offered in a separate prospectus.
CALENDAR YEAR TOTAL RETURNS (%) (Institutional Reserved Shares)

	Returns	Period ending
Best Quarter	0.69%	December 31, 2018
Worst Quarter	0.00%	September 30, 2021
Year-to-Date	0.75%	September 30, 2022

DWS ESG Liquidity Fund
Summary Prospectus December 1, 2022

Average Annual Total Returns
(For periods ended 12/31/2021 expressed as a %) (Institutional Reserved Shares)
Class Inception	1 Year	5 Years	10 Years
10/29/2018	0.05	1.23	0.73
Total returns would have been lower if operating expenses had not been reduced.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Purchase and Sale of Fund Shares
Minimum Initial Investment
The minimum initial investment is $1,000,000 and there is no minimum additional investment. Accounts opened through a financial representative may have different minimum investment amounts.
The fund reserves the right to modify the investment minimum.
To Place Orders
The fund is primarily offered to institutional investors. Your account cannot become activated until we receive a completed account application. To purchase or sell shares of the fund, please contact your sales representative or call (800) 730-1313 to be put into contact with a sales representative who can assist you.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

DWS ESG Liquidity Fund
Summary Prospectus December 1, 2022 DESGLF-SUM